                                                            Exhibit 24

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Robert W. McHugh, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2007 Stock Incentive Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 16th day of June 2007.

Signature	Title

/s/ Nicholas DiPaolo	Director
Nicholas DiPaolo

                                                            Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Robert W. McHugh, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2007 Stock Incentive Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 18 day of June 2007.

Signature	Title

/s/ Alan D. Feldman	Director
Alan D. Feldman

                                                            Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Robert W. McHugh, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2007 Stock Incentive Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 15 day of June 2007.

Signature	Title

/s/ Matthew M. McKenna	Director
Matthew M. McKenna

                                                            Exhibit 24

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Robert W. McHugh, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2007 Stock Incentive Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 15 day of June 2007.

Signature	Title

/s/ Jarobin Gilbert Jr.	Director
Jarobin Gilbert Jr.

                                                            Exhibit 24

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Robert W. McHugh, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2007 Stock Incentive Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 15th day of June 2007.

Signature	Title

/s/ James E. Preston	Director
James E. Preston

                                                            Exhibit 24

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Robert W. McHugh, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2007 Stock Incentive Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 15 day of June 2007.

Signature	Title

/s/ David Y. Schwartz	Director
David Y. Schwartz

                                                            Exhibit 24

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Robert W. McHugh, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2007 Stock Incentive Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 15 day of June 2007.

Signature	Title

/s/ Christopher A. Sinclair	Director
Christopher A. Sinclair

                                                            Exhibit 24

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Robert W. McHugh, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2007 Stock Incentive Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 18 day of June 2007.

Signature	Title

/s/ Cheryl Turpin	Director
Cheryl Turpin

                                                            Exhibit 24

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Robert W. McHugh, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2007 Stock Incentive Plan, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 16 day of June 2007.

Signature	Title

/s/ Dona D. Young	Director
Dona D. Young